NEW THE SCUDDER HORIZON PLAN

VARIABLE ANNUITY

No-Load Flexible Premium Variable Annuity Contract

Issued By Wilton Reassurance Life Company of New York

Through

Wilton Reassurance Life Co of New York Variable Annuity Account

Supplement dated September 17, 2024

Effective October 1, 2024 Wilton Re Distributors LLC will replace Everlake Distributors, LLC as Principal Underwriter.

As of the effective date the Prospectus and Statement of Additional Information shall be updated as follows:

Principal Underwriter. Wilton Re Distributors LLC serves as principal underwriter of the Contracts. Wilton Re Distributors LLC is an affiliate of Wilton Reassurance Life Company of New York. Wilton Re Distributors LLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The principal business address for Wilton Re Distributors LLC is 4840 N. River Blvd., Cedar Rapids, Iowa 52411.

This supplement updates certain information contained in the prospectus and statement of additional information for the contract listed above. Please read this supplement carefully and keep it for future reference. No other action is required of you.